UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 12, 2006

                          Third Wave Technologies, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                               000-31745             39-1791034
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)


502 South Rosa Road, Madison, Wisconsin                          53719
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)

                                 (608) 273-8933
                                 --------------
              (Registrant's Telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)

      On January 12, 2006, Third Wave Technologies, Inc. (the "Company") appointed Lawrence J. Murphy to fill a vacancy on the Board of Directors. Mr. Murphy will serve on the Audit Committee and the Compensation Committee.

      A copy of the news release announcing Mr. Murphy's appointment is filed with this report as Exhibit 99.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

      99 News Release Announcing Appointment of Lawrence J. Murphy to the Board of Directors


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             THIRD WAVE TECHNOLOGIES, INC.

Date: January 18, 2006                       By: /s/ Kevin T. Conroy
                                             ------------------------------
                                             Name: Kevin T. Conroy
                                             Title: President and
                                                    Chief Executive Officer


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

                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC

                                    EXHIBITS

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Date of Event Reported: January 12, 2006           Commission File No: 000-31745

                          THIRD WAVE TECHNOLOGIES, INC.

                                  EXHIBIT INDEX

Exhibit No.       Exhibit Description
-----------       -------------------

    99 News Release Announcing Appointment of Lawrence J. Murphy to the Board of Directors